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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 15, 1999 relating to the financial statements and financial statement schedule of PRI Automation, Inc., which appears in PRI Automation, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999.


                                                  /s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
November 13, 2000




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